September 6, 2006

CAPITAL ADVISORS GROWTH FUND

A Series of the Advisors Series Trust

Supplement to
Prospectus and Statement of Additional Information
each dated April 30, 2006

Effective October 1, 2006, the Capital Advisors Growth Fund (the “Fund”) will be implementing a 2% redemption fee on all redemptions made within seven (7) days of purchase.

The Fund charges a 2.00% redemption fee on the redemption of Fund shares held for less than seven (7) days. This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. For purposes of applying the fee, shares you have held the longest will be treated as being redeemed first.

The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a fee on redemptions of Fund shares purchased and held for less than seven (7) days. Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee.

Please retain this Supplement with your Prospectus.
The date of this Supplement is September 6, 2006.